POWER OF ATTORNEY
                                -----------------

Each of the following directors and officers of Merrill Lynch & Co., Inc., the general partner of Merrill Lynch Preferred Funding I, L.P., Merrill Lynch Preferred Funding II, L.P., Merrill Lynch Preferred Funding III, L.P., Merrill Lynch Preferred Funding IV, L.P., Merrill Lynch Preferred Funding V, L.P., and Merrill Lynch Preferred Funding VI, L.P. (the "Partnerships"), appoints Thomas
H. Patrick, John C. Stomber and Mark B. Goldfus individually as attorneys-in-fact and agents, with full power of substitution, to sign and file Annual Reports on Form 10-K for the fiscal year ended December 29, 2000, and amendments to the forms, on behalf of each of the Partnerships, with full power and authority to perform any appropriate or necessary act in connection with the filing of the forms.

This Power of Attorney has been signed by the following persons in the capacities indicated on the 28th day of March, 2001.




     Signature                                       Title



      /s/ David H. Komansky                  Chairman of the Board and Chief
--------------------------------------
         (David H. Komansky)                 Executive Officer



      /s/ Thomas H. Patrick                  Executive Vice President and Chief
--------------------------------------       Financial Officer (Principal
         (Thomas H. Patrick)                 Financial Officer)



      /s/ Ahmass L. Fakahany                 Senior Vice President and
--------------------------------------       Controller (Principal Accounting
         (Ahmass L. Fakahany)                Officer)



     /s/  W.H. Clark                         Director
--------------------------------------
         (W.H. Clark)



     /s/  Jill K. Conway                     Director
--------------------------------------
         (Jill K. Conway)



     /s/  Stephen L. Hammerman               Director
--------------------------------------
         (Stephen L. Hammerman)



     /s/  George B. Harvey                   Director
--------------------------------------
         (George B. Harvey)



     /s/  William R. Hoover                  Director
--------------------------------------
         (William R. Hoover)



     /s/  Robert P. Luciano                  Director
--------------------------------------
         (Robert P. Luciano)



     /s/  David K. Newbigging                Director
--------------------------------------
         (David K. Newbigging)



     /s/  Aulana L. Peters                   Director
--------------------------------------
         (Aulana L. Peters)



     /s/  John J. Phelan, Jr.                Director
--------------------------------------
         (John J. Phelan, Jr.)



     /s/  John L. Steffens                   Director
--------------------------------------
         (John L. Steffens)